UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 25, 2013

Gramercy Property Trust Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Lexington Avenue New York, New York	10170
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders (the "Annual Meeting") of Gramercy Property Trust Inc. (the "Company") was held on June 25, 2013, at which 44,302,299 shares of the Company's common stock were represented in person or by proxy representing approximately 80.00% of the issued and outstanding shares of the Company's common stock entitled to vote. At the Annual Meeting, the Company's stockholders (i) elected the six directors named below to serve until the Company's 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify; (ii) ratified the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013; and (iii) approved, by an affirmative vote of 90.03%, on an advisory basis, the compensation of the Company's named executive officers. The proposals are described in detail in the Company's 2013 Proxy Statement relating to the Annual Meeting.

The final results for the votes regarding each proposal are set forth below.

(i) The voting results with respect to the election of each director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Allan J. Baum	20,238,005	1,533,529	22,530,765
Gordon F. DuGan	20,564,069	1,207,465	22,530,765
Marc Holliday	19,370,605	2,400,929	22,530,765
Gregory F. Hughes	16,325,813	5,445,721	22,530,765
Jeffrey E. Kelter	20,156,760	1,614,774	22,530,765
Charles S. Laven	20,135,850	1,635,684	22,530,765

(ii) The voting results with respect to the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
43,808,729	297,942	195,628	0

(iii) The voting results with respect to the approval, on an advisory basis, of the compensation of the Company's named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
19,602,112	835,176	1,334,246	22,530,765

(b) A special meeting (the "Special Meeting") of holders of the Company's 8.125% Series A Cumulative Redeemable Preferred Stock ("Series A Preferred Stock") was held on June 25, 2013, at which 2,371,770 shares of Series A Preferred Stock were represented in person or by proxy representing approximately 67.26% of the issued and outstanding shares of Series A Preferred Stock entitled to vote. At the Special Meeting, the holders of the Series A Preferred Stock elected the director named below to serve on the Company's Board of Directors until the 2014 annual meeting of stockholders, special meeting held in lieu thereof or his successor is elected and qualified; provided, however, that the term of such director will automatically terminate if and when all arrears in dividends on the Series A Preferred Stock then outstanding are paid and full dividends thereon for the then current quarterly dividend period have been paid or declared and set apart for payment. The proposal is described in detail in the Company's 2013 Proxy Statement relating to the Special Meeting.

The final results for the votes regarding the proposal were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
William H. Lenehan	2,363,010	8,760	0

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2013	GRAMERCY PROPERTY TRUST INC.

	By:	/s/ Jon W. Clark
	Name: Title:	Jon W. Clark Chief Financial Officer